UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 2014 (August 13, 2014)

AXIALL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-09753	58-1563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road, Suite 1200, Atlanta, GA	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (770) 395 - 4500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On August 13, 2014, the Board of Directors (the “Board”) of Axiall Corporation (the “Company”) approved amendments to the Company’s Code of Business Conduct and Ethics (the “Code of Conduct”), which is applicable to all officers and employees of the Company, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The revised Code of Conduct, which became effective immediately following Board approval, clarifies, updates or expands the descriptions of the expectations for the conduct of directors and officers of the Company and employees providing service to the Company across various topic areas, including, among other things: (1)  reporting possible violations of the Code of Conduct and  non-retaliation with respect to employees who report or raise such concerns; (2) fair employment and  workplace practices and safety; (3) accurate and complete business, financial and regulatory records and reports; (4) protection and proper use of company assets; (5) confidential treatment of non-public information; (6) insider trading; (7) respecting the privacy of business partners, customers and employees; (8) conflicts of interest and corporate opportunities; (9) compliance with anti-bribery,  anti-corruption and  antitrust laws and regulations; (10) competitive intelligence; (11) trade restrictions; (12) fair dealing with respect to business partners, including suppliers and service providers, customers and employees; and (13) waivers for both non-officer employees and for officers and directors.

None of the revisions or amendments to the Code of Conduct constitutes a waiver of any provision of the Code of Conduct on behalf of the Company’s principal executive officer, principal financial officer, principal accounting officer or controller or other person performing similar functions.

The foregoing description of the Code of Conduct is qualified in its entirety by the text of the Code of Conduct adopted by the Board, which is filed as Exhibit 14.1 to this Current Report on Form 8-K and incorporated herein by reference.  The Code of Conduct is also posted on the Company’s web site at www.axiall.com under the “Governance” subsection of the “Investor Relations” tab.

Item 8.01                                           Other Events.

On August 13, 2014, Axiall Corporation issued a press release announcing that its Board of Directors declared a cash dividend of $0.16 per common share, payable on October 10, 2014 to shareholders of record as of September 26, 2014.  A copy of the press release is furnished as Exhibit 99.1 hereto, and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Number	Exhibit

14.1	Code of Business Conduct and Ethics

99.1	Press Release, dated August 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIALL CORPORATION

	By:	/s/ Timothy Mann, Jr.
Name: Timothy Mann, Jr.
Title: Executive Vice President, General Counsel and Secretary

Date: August 14, 2014

EXHIBIT INDEX

Number	Exhibit

14.1	Code of Business Conduct and Ethics

99.1	Press Release, dated August 13, 2014.